UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2018

Benefit Street Partners Realty Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland		46-1406086
(State or other jurisdiction	000-55188	(I.R.S. Employer
of incorporation)	(Commission File Number)	Identification No.)

9 West 57th Street, Suite 4920

New York, New York 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 588-6770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 12, 2018, the Board of Directors (the “Board”) of Benefit Street Partners Realty Trust, Inc. (the “Company”), approved and adopted the First Amendment (“Amendment”) to the Amended and Restated Bylaws (the “Bylaws”) of the Company to include an exclusive forum provision for the adjudication of certain disputes. The Amendment, which became effective upon the approval by the Board, provides that unless the Company consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland (or, in the event such court lacks jurisdiction over such action or proceeding, the United States District Court for the District of Maryland, Baltimore Division) shall be the sole and exclusive forum for: (a) any Internal Corporate Claim, as such term is defined in Section 1-101(p) of the Maryland General Corporate Law (the “MGCL”), or any successor provision thereof; (b) any derivative action or proceeding brought on behalf of the Company; (c) any action asserting a claim of breach of any duty owed by any director or officer or other employee of the Company to the Company or to the stockholders of the Company; (d) any action asserting a claim against the Company or any director or officer or other employee of the Company arising pursuant to any provision of the MGCL, the Company’s Articles of Amendment and Restatement or the Bylaws; or (e) any action asserting a claim against the Company or any director or officer or other employee of the Company that is governed by the internal affairs doctrine. A copy of the Amendment is filed as Exhibit 3.1 hereto and is incorporated by reference into this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT INDEX

Exhibit
No.	Description

3.1	First Amendment to Amended and Restated Bylaws of Benefit Street Partners Realty Trust, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFIT STREET PARTNERS REALTY TRUST, INC.

By:	/s/ Jerome S. Baglien
Name:	Jerome S. Baglien
Title:	Chief Financial Officer and Treasurer

Date: September 14, 2018